UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

Palmetto Bancshares, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-26016	74-2235055
State or other jurisdiction of incorporation	Commission File Number	IRS Employer I.D. number

306 East North Street, Greenville, South Carolina	29601
Address of principal executive offices	Zip Code

800.725.2265

Registrant’s telephone number

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Greenville, South Carolina – The Company is furnishing the attached news release, filed June 25, 2009, as an exhibit to this Current Report on Form 8-K. With respect to the executive appointments for Samuel L. Erwin and Lee S. Dixon, other than the changes announced in the news release, there are no other changes from the Current Report on Form 8-K filed May 26, 2009.

In addition:

•

Effective June 30, 2009, Mr. Stringer will also resign from his elected role as director of the Board of Directors for Palmetto Bancshares, Inc. and as a director and Chairman of the Board of Directors of The Palmetto Bank.

•

George A. Douglas, Jr., will begin the role of Vice Chairman for Retail Banking effective July 1, 2009. Mr. Douglas served as President and Chief Retail Officer of The Palmetto Bank from January 2004 though June 30, 2009.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Item	Exhibit
99.1	News Release dated June 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:

/s/ L. Leon Patterson
L. Leon Patterson
Chairman and Chief Executive Officer

Date: June 26, 2009

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	News Release dated June 25, 2009